UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                  June 1, 2000

                             Eskimo Pie Corporation
             (Exact Name of Registrant as specified in its Charter)

            Virginia                     0-19867                 54-0571720
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                            901 Moorefield Park Drive
                            Richmond, Virginia 23236
                                 (804) 560-8400
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                              --------------------

Item 5.      Other Events.
             ------------

         On June 1, 2000, Eskimo Pie Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (a) None

             (b) Exhibits

                 Exhibit 99.1      Press Release dated June 1, 2000


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ESKIMO PIE CORPORATION



Date:  June 1, 2000                  By:   /s/ Thomas M. Mishoe, Jr.
                                        ----------------------------------------
                                         Thomas M. Mishoe, Jr.
                                         Chief Financial Officer,
                                         Vice President, Secretary and
                                         Treasurer